UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Sections 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 1, 2023

EXLSERVICE HOLDINGS, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-33089	82-0572194
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

320 Park Avenue, 29th Floor,
New York, New York	10022
(Address of principal executive offices)	(Zip code)

Registrant’s telephone number, including area code: (212) 277-7100

NOT APPLICABLE

(Former name or address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter)

☐	Emerging growth company

☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.001 par value per share	EXLS	NASDAQ

Item 3.03. Material Modification to Rights of Security Holders.

On August 1, 2023, ExlService Holdings, Inc. (the “Company”), filed with the Secretary of State of the State of Delaware a Certificate of Amendment (the “Amendment”) to the Company’s Amended and Restated Certificate of Incorporation, as amended, to (i) effect a 5-for-1 forward stock split (the “Stock Split”) of the Company’s common stock, $0.001 par value (the “Common Stock”), and (ii) effect a corresponding increase in the number of the Company’s authorized shares of Common Stock from 100,000,000 to 400,000,000 (the “Share Increase”). The Stock Split and Share Increase became effective on August 1, 2023, and the Common Stock is expected to begin trading on the Nasdaq Global Select Market on a post-split basis on August 2, 2023.

As a result of the Stock Split, every share of Common Stock issued and outstanding, as well as Common Stock held by the Company in treasury, will be converted into five (5) shares of Common Stock. Stockholders of record as of July 25, 2023 are expected to receive the additional shares after the close of business on August 1, 2023. There will be no change to the Common Stock’s par value per share, CUSIP number or Nasdaq ticker symbol of “EXLS”.

Outstanding equity-based awards, warrants and other equity rights were proportionately adjusted pursuant to their terms and the number of shares of Common Stock reserved for issuance upon vesting of restricted stock units or exercise of stock options and warrants were adjusted proportionately. No fractional shares will be issued as a result of the Stock Split.

The foregoing description of the Amendment, the Stock Split and the Share Increase set forth above does not purport to be complete and is qualified in its entirety by reference to the Amendment. A copy of the Amendment is filed as Exhibit 3.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

The disclosures set forth in Item 3.03 of this Current Report on Form 8-K are incorporated into this Item 5.02 by reference.

Item 5.03. Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

The disclosures set forth in Item 3.03 of this Current Report on Form 8-K are incorporated into this Item 5.03 by reference.

Item 9.01. Financial Statement and Exhibits.

(d) Exhibits.

The following exhibits are filed herewith:

Number	Description

3.1	Certificate of Amendment to Amended and Restated Certificate of Incorporation of ExlService Holdings, Inc.

104	Cover Page Interactive Data File (the cover page XBRL tags are embedded within the inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EXLSERVICE HOLDINGS, INC. (Registrant)

Date: August 1, 2023	By:	/s/ Ajay Ayyappan
	Name:	Ajay Ayyappan
	Title:	Executive Vice President, General Counsel and Secretary